Exhibit 99.4

EXECUTION VERSION
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 19, 2007 by and among (i) Network CN Inc., a Delaware corporation (the “Company”) and (ii) (a) Sculptor Finance (MD) Ireland Limited, Sculptor Finance (AS) Ireland Limited and Sculptor Finance (SI) Ireland Limited, as the initial purchasers of the Notes (as defined below) and (b) OZ Master Fund, Ltd., OZ Asia Master Fund, Ltd. and OZ Global Special Investments Master Fund, L.P., as the initial holders of the Warrants (collectively, the “Investors”).  The Investors are each sometimes referred to individually as a “Holder” and collectively as the “Holders”.

This Agreement is made pursuant to the Note and Warrant Purchase Agreement dated November 19, 2007 (the “Purchase Agreement”) among the Investors, the Company, Shanghai Quo Advertising Company Limited and certain other individuals named therein, which provides for, among other things, the issuance and sale to the Investors, in one or more closings, of the Company’s 3% Senior Secured Convertible Notes due June 30, 2011, for an aggregate principal amount not exceeding US$50,000,000 (the “Notes”), convertible into Conversion Shares upon the terms and conditions set forth in the Purchase Agreement and the Notes.  In addition, the Company has agreed to issue to the Investors at each closing of the Notes, without any further consideration thereof, certain Warrants (as defined in the Purchase Agreement), exercisable for Warrant Shares upon the terms and conditions set forth in the Purchase Agreement and the Warrants. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below).

As an inducement to the Investors to enter into the Purchase Agreement, and in satisfaction of a condition to the obligations of the Investors thereunder, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined), as follows:

1.	Certain Definitions.

For purposes of this Registration Rights Agreement the following terms shall have the following meanings:

(a)               “Aggregate Purchase Price” means the aggregate purchase price paid at each Closing for the Notes and Warrants held by the Holders.

(b)               “Agreement” means this Registration Rights Agreement, as the same may be amended from time to time pursuant to the terms hereof.

(c)               “Blue Sky” means the statutes of any state regulating the sale of corporate securities within that state.

(d)               “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York are authorized or required by law or executive order to remain closed.

(e)               “Closing Date” means the date on which any Notes and Warrants in the Purchase Agreement are issued.

(f)               “Closing Price” shall mean, on any day, (i) the closing price of the Shares (or any other security for which a closing price must be determined) on a national securities exchange or as quoted on the Nasdaq National Market on such day, as reported by the Wall Street Journal (National Edition) or (ii) if the Shares (or any such other security) are quoted on the Nasdaq National Market but no sale occurs on such day, the average of the closing bid and asked prices of the Shares (or any such other security) on the Nasdaq National Market on such day, as reported by the Wall Street Journal (National Edition) or (iii) if the Shares (or any such other security) are not so listed or quoted, the average of the closing bid and asked prices of the Shares (or any such other security) in the U.S. over-the-counter market or (iv) if no such trading market is readily available, the fair market value of the Shares (or any such other security) as determined in good faith by the Board of Directors of the Company or, if such determination is not satisfactory to the Holders of Registrable Securities for whom such determination is being made, by a nationally-recognized investment banking firm selected by the Company and Holders, the expenses for which shall be borne equally by the Company and the Holders.

(g)               “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

(h)               “Company” has the meaning specified in the first paragraph of this Agreement.

(i)               “Default Event” has the meaning assigned thereto in Section 2(d)

(j)                “Deferral Default Date” has the meaning assigned thereto in Section 2(d).

(k)               “Deferral Notice” has the meaning assigned thereto in Section 5(b).

(l)                “Deferral Period” has the meaning assigned thereto in Section 5(b).

(m)              “Demand Registration” has the meaning assigned thereto in Section 4(a).

(n)               “Demand Registration Statement” means the registration statement referred to in Section 4(a), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

(o)               “Effectiveness Default Date” has the meaning assigned thereto in Section 2(d).

(p)               “Effective Period” has the meaning assigned thereto in Section 2(a).

(q)               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(r)               “Filing Date” means, with respect to the Shelf Registration Statement required to be filed pursuant to Section 2(a) hereunder, the earlier of (A) the date on which such Shelf Registration Statement is deemed to be filed initially with the Commission and (B)(i) the 180th calendar day following the date hereof, or (ii) if the Second Closing has not occurred as of the 45th calendar day following the date hereof, then in respect of the Registrable Securities issuable upon conversion or exercise of the Notes or Warrants issued at the Initial Closing, the Filing Date shall be the 45th calendar day following the date hereof, and with respect of the Registrable Securities, if any,  issuable upon conversion or exercise of the Notes or Warrants issued at the Second Closing, the Filing Date shall be as soon as reasonably practicable following the Second Closing or (iii) if the Second Closing has occurred by the 45th calendar day following the date hereof but the Third Closing has not occurred as of the 120th calendar day following the date hereof, then in respect of the Registrable Securities issuable upon conversion or exercise of the Notes or Warrants issued at the Initial Closing and the Second Closing, the Filing Date shall be the 120th calendar day following the date hereof, and in respect of the Registrable Securities, if any, issuable upon conversion or exercise of the Notes or Warrants issued at the Third Closing, the Filing Date shall be as soon as reasonably practicable following the Third Closing.

(s)               “Filing Default Date” has the meaning assigned thereto in Section 2(d).

(t)               “Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities.

(u)               “Holder(s)” has the meaning specified in the recitals to this Agreement.

(v)               “Incidental Registration” means a registration required to be effected by the Company pursuant to Section 3.

(w)               “Incidental Registration Statement” means the registration statement referred to in Section 3(a), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

(x)               “Initiating Holder” has the meaning set forth in Section 4(a).

(y)               “Investors” has the meaning specified in the recitals to this Agreement.

(z)

(aa)             “Issuer Information” has the meaning set forth in Section 8(a) hereof.

(bb)             “Maintenance Default Date” has the meaning set forth in Section 2(d)(iv).

(cc)             “Majority Holders” shall mean, on any date, holders of the majority of the Shares constituting Registrable Securities; for the purposes of this definition, Holders of Notes and Warrants constituting Registrable Securities shall be deemed to be the Holders of the number of Shares into which such Notes and Warrants are or would be convertible or exercisable for as of such date.

(dd)             “Market Price” means, on any date of determination, the average of the daily Closing Price of the Shares for the immediately preceding ten (10) days on which the relevant securities exchanges or trading systems are open for trading.

(ee)             “Material Event” has the meaning assigned thereto in Section 5(a)(iv).

(ff)               “NASD” shall mean the National Association of Securities Dealers, Inc.

(gg)             “NASD Rules” shall mean the Conduct Rules and the By-Laws of the NASD.

(hh)             “Non-Investor Registration” has the meaning assigned thereto in Section 4(d).

(ii)               “Notes” has the meaning specified in the recitals of this Agreement.

(jj)               “Performance Default Date” has the meaning assigned thereto in Section 2(d).

(kk)             “Person” means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

(ll)               “Prospectus” means the prospectus included in any Relevant Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

(mm)           “Purchase Agreement” has the meaning specified in the first paragraph of this Agreement.

(nn)             “Registrable Securities” means:

(i)
any Shares issuable upon conversion or exercise of any Notes or Warrants, until the earliest of (i) their effective registration under the Securities Act and the resale of all such Shares in accordance with the Relevant Registration Statement, (ii) the date on which such Shares are (A) sold pursuant to Rule 144 under circumstances in which any legend borne by such Shares relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or (B) freely transferable without restriction under Rule 144(k) or (iii) the date on which such Shares cease to be outstanding.

(ii)
any Shares issued or issuable with respect to the Registrable Securities by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any capital stock of the Company or voting capital stock of the Company issuable upon conversion, exercise or exchange thereof.

(oo)             “Registration Expenses” has the meaning assigned thereto in Section 7.

(pp)             “Relevant Registration Statement” means any Demand Registration Statement, Shelf Registration Statement or Incidental Registration Statement, as the context may require.

(qq)             “Rule 144,” “Rule 405” and “Rule 415” mean, in each case, such rule as promulgated under the Securities Act.

(rr)               “Securities” means the Notes, the Warrants, the Conversion Shares and the Warrant Shares.

(ss)              “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(tt)               “Shares” means the shares of common stock of the Company, par value $0.001 per share or any other capital stock of the Company into which such shares are reconstituted.

(uu)             “Shelf Registration Statement” means the shelf registration statement referred to in Section 2(a), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Shelf Registration Statement.

(vv)             “Staff” has the meaning assigned thereto in Section 2(e).

(ww)            “Trading Market Default Date” has the meaning assigned thereto in Section 2(d)(v).

(xx)              “Underwritten Incidental Registration” shall have the meaning assigned thereto in Section 3(b).

(yy)             “Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

(zz)              “Valid Business Reason” shall have the meaning assigned thereto in Section 5(b).

(aaa)           “Warrants” has the meaning specified in the first paragraph of this Agreement.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

2.	Mandatory Registration.

(a)           On or prior the Filing Date, the Company shall prepare and file with the Commission a shelf registration statement providing for the registration of, and the sale by the Holders on a continuous or delayed basis of all of the Registrable Securities, pursuant to Rule 415, or if Rule 415 is not available for offers or sales of Registrable Securities, for such other means of distribution of Registrable Securities as the Holders may specify.  The Company agrees to use its reasonable best efforts to cause the Shelf Registration Statement to become effective within 180 days after the Filing Date and to keep such Shelf Registration Statement continuously effective until such time as there are no longer any Registrable Securities outstanding (the “Effective Period”).  Without prejudice to any registration rights, existing as of the date hereof, held by the Company’s securityholders with respect to the Company’s securities, respectively, none of the Company’s securityholders (other than Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.

(b)           The Company further agrees that it shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company agrees to furnish to the Holders of the Registrable Securities copies of any supplement or amendment prior to its being used or promptly following its filing with the Commission; provided, however, that the Company shall have no obligation to deliver to Holders of Registrable Securities copies of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filings otherwise publicly available on the Company’s website.  If the Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during the Effective Period (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

(c)           Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with Section 5.  From and after the date the Shelf Registration Statement is declared or becomes effective, the Company shall, as promptly as is practicable, or if the use of the Prospectus has been suspended by the Company under Section 5(b) hereof, within fifteen (15) days after the expiration of the period during which the use of the Prospectus is suspended:

(i)           if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared or to otherwise become effective under the Securities Act as promptly as is practicable.  Notwithstanding the foregoing, the Company shall not be required to file more than one post-effective amendment to the Shelf Registration Statement or supplement to the related Prospectus during any thirty (30) day period;

(ii)          provide such Holder copies of any documents filed pursuant to Section 2(c)(i); and

(iii)         notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(c)(i).

(d)          Upon the occurrence of any Default Event (as defined below), as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided that the Holders shall be entitled to pursue an action of specific performance of the Company’s obligations under Section 2(a) above and any such actions at law, in equity, for specific performance or otherwise shall not require the Holder to post a bond), the Company shall pay to each Holder, as liquidated damages and not as a penalty (it being agreed that would not be feasible to ascertain the extent of such damages with precision), such amounts and at such times as shall be determined pursuant to this Section 2(d). For such purposes, each of the following shall constitute a “Default Event”:

(i)           if the Shelf Registration Statement is not filed with the Commission on or prior to the Filing Date (it being understood that if the Company files the Shelf Registration Statement without affording Holders the opportunity to review and comment on the same as required by Section 5(a)(ii), the Company shall not be deemed to have satisfied this Section 2(d)(i)), then commencing on the day after the Filing Date (the “Filing Default Date”), the Company shall pay to each Holder of Registrable Securities, an amount in cash equal to one thirtieth of one percent of the Aggregate Purchase Price paid by such Holder for each day from the Filing Default Date until such date that the Shelf Registration Statement is filed, payable at the end of each 30-day period after the Filing Default Date; or

(ii)           if the Shelf Registration Statement is not declared effective and does not otherwise become effective within 180 days following the Filing Date, then commencing on the 181st day after the Filing Date, (the “Effectiveness Default Date”)  the Company shall pay to each Holder of Registrable Securities, an amount in cash equal to one thirtieth of one percent of the Aggregate Purchase Price paid by such Holder for each day from the Effectiveness Default Date until such date that the Shelf Registration Statement is declared effective, payable at the end of each 30-day period after the Effectiveness Default Date; or

(iii)          if the Company has failed to perform their obligations set forth in Sections 2(c) and 5(a) hereof within the time periods required therein, then commencing on the first day after the date by which the Company was required to perform such obligations (the “Performance Default Date”), the Company shall pay to each Holder of Registrable Securities, an amount in cash equal to one thirtieth of one percent of the Aggregate Purchase Price paid by such Holder for each day from the Performance Default Date until such date that the obligations set forth in Sections 2(c) and 5(a) are performed, payable at the end of each 30-day period after the Performance Default Date;

(iv)          if at any time during the Effective Period, the Shelf Registration Statement ceases to be effective (other than pursuant to Section 5(b) hereof) (the “Maintenance Default Date”), then the Company shall pay to each Holder of Registrable Securities for each day after the Shelf Registration Statement ceases to be effective until the date upon which the Shelf Registration Statement is again declared effective, an amount in cash equal to one thirtieth of one percent of the Aggregate Purchase Price paid by such Holder with respect to any Registrable Securities not previously sold or transferred by the Holder pursuant to the Shelf Registration Statement as of the time it ceased to be effective, payable at the end of each 30-day period after the Maintenance Default Date; or

(v)           if the Company’s Shares are suspended, delisted or fail to be quoted on any Trading Market while the Registrable Securities are still held by the Holder (provided that such suspension, delisting or failure to be quoted which did not directly arise out of or result from any action or inaction of the Company shall not be deemed to be a suspension or delisting for purposes of this Section 2(d)(v)) (the “Trading Market Default Date”), the Company shall pay to each Holder of Registrable Securities, an amount in cash equal to one thirtieth of one percent of the Aggregate Purchase Price paid by such Holder  for each day from the Trading Market Default Date until such date that the Shares are again listed or quoted on a Trading Market or on which the suspension ends (as the case may be), payable at the end of each 30-day period after the Trading Market Default Date.

(vi)          if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 5(b) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period (and again on the first day of any subsequent Deferral Period during such period) (the “Deferral Default Date”), the Company shall pay to each Holder of Registrable Securities, an amount in cash equal to one thirtieth of one percent of the Aggregate Purchase Price paid by such Holder for each day until such date of the termination of the Deferral Period that caused the limit on the aggregate duration of the Deferral Periods in a period set forth in Section 5(b) to be exceeded, payable at the end of each 30-day period following such Deferral Default Date;

provided, however, that the payment obligations of the Company shall not be payable under more than one clause above for any given period of time.  If any payment under this Section 2(d) is not received by the Holders when such payment is due, then in addition to any other remedies that may be available to the Holders, interest at the rate of 1% per 30-day period (prorated for periods less than 30 days) shall accrue on the outstanding balance of the delinquent payment until such delinquent payment is paid in full; provided, further that the total amount of partial liquidated damages payable by the Company pursuant to this Section 2(d) shall be capped at 12% of the Aggregate Purchase Price paid by Holders under the Purchase Agreement.  The Company’s payment obligations on the Registrable Securities shall cease to accrue (1) upon the filing of the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of clause (ii) above), (3) upon the performance by the Company of its obligations set forth in Sections 2(c) and 5(a)  hereof within the time periods required therein (in the case of clause (iii) above), (4) upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iv) above), (5) upon the date which the Shares are again listed or quoted on a Trading Market or on which the suspension ends (as the case may be) (6) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 5(b) to be exceeded (in the case of clause (vi) above), or (7) upon the termination of certain transfer restrictions on the Registrable Securities as a result of the application of Rule 144(k) or any successor provision. The foregoing clauses shall in no way limit the effect of any subsequent Default Event requiring the payment by the Company.

The Company shall notify the Holders promptly upon the happening of each and every Default Event.  Any Holder may seek any available remedy for the enforcement of this Agreement, including for the enforcement of the Company’s payment obligation under this Section 2(d).

(e)           Subject to Section 5(d) and notwithstanding the foregoing, the Holders acknowledge that the staff of the Commission (the “Staff”) has recently given enhanced scrutiny to registration statements attempting to register the resale of shares and warrant shares obtained by purchasers in private placements and that such Staff reviews have resulted in registrants being denied the use of Rule 415 under the Securities Act.  Accordingly, notwithstanding anything herein to the contrary, the Holders agree that the Company shall not be obligated to pay any amount of liquidated damages under this Section 2(d) in the event that (i) the Company has failed to perform its obligations as set forth in Sections 2(c) and 5(a) hereof within the time periods required therein, or (ii) the Shelf Registration Statement is not declared effective on or prior to the Effectiveness Default Date, in each case, as a result, in whole or in part, of (A) the failure of any Holder to provide information relating to the Holder and its proposed method of sale or any other information concerning the Holder that is required by the Commission to be included in the Shelf Registration Statement, or (B) any delays resulting from questions or issues raised by the Commission or any other regulatory agency, market or exchange concerning any Holder (or the affiliates of any Holder) regarding the eligibility of the Company or the Holders to rely on Rule 415 or relating to a determination by the Commission that either the Company or the Holders are ineligible to rely on Rule 415 under the Securities Act with respect to the registration of any of the Registrable Securities for resale by the Holders on a continuous or delayed basis, or (C) the failure to register all of the Registrable Securities required to be registered hereunder as a result of questions or issues relating to the eligibility of the Company or the Holders to rely on Rule 415.  If two or more Shelf Registrations are required to be filed pursuant to Section 5(d) hereof, any additional Shelf Registration Statement filed as a result of issues relating to the eligibility of the Company or the Holders to rely on Rule 415 after the Company has met its initial obligation under Section 2(a) hereof shall not be subject to the partial liquidated damages provisions of Section 2(d).

(f)          A Shelf Registration Statement pursuant to this Section 2 will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

3.	Incidental Registration.

(a)           If at any time from and after the date hereof, the Company proposes to register any of its securities under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan or any dividend reinvestment plan, or (B) pursuant to Section 2 or 4 hereof), either in connection with a primary offering for cash for the account of the Company or a secondary offering, the Company will, each time it intends to effect such a registration, give written notice to all Holders at least ten (10) but no more than thirty (30) business days prior to the expected initial filing of a Registration Statement with the Commission pertaining thereto, informing such Holders of its intent to file such Registration Statement, the expected filing date, and of the Holders’ rights to request the registration of the Registrable Securities held by such Holder (the “Company Notice”).  Upon the written request of any Holder made within ten (10) business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder or its transferees and, unless the applicable registration is intended to effect a primary offering of Shares for cash for the account of the Company, the intended method of distribution thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of the Company, in accordance with the Company’s intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Incidental Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Incidental Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder.

The registration rights granted pursuant to the provisions of this Section 3(a) shall be unlimited and in addition to the registration rights granted pursuant to the other provisions of this Agreement.

(b)          Amount of Inclusion.  The Company shall be required to include in the Incidental Registration the percentage of the Registrable Securities held by the Holders in such registration as will equal the fraction, (x) the numerator of which shall be the number of all the Registrable Securities and (y) the denominator of which shall be the number of shares of the outstanding capital stock of the Company on a fully-diluted basis, in each case, immediately prior to the effectiveness of such registration statement.  The number of Registrable Securities to be included in the Incidental Registration shall be allocated pro rata among the Holders thereof requesting inclusion in such Incidental Registration on the basis of the number of securities requested to be included by all such Holders.

4.	Demand Registration

(a)           At any time immediately after the Closing Date, any Holder (each, an “Initiating Holder”), may demand registration (each, a “Demand Registration”) under the Securities Act, of all or any portion of the Registrable Securities owned by such Initiating Holder. In order to accomplish such demand, the Initiating Holder shall send written request of the demand to the Company (which request shall specify the Registrable Securities intended to be disposed of by such Holder or its transferees and the intended method of distribution thereof).  The Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, use their reasonable best efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities (each, a “Demand Registration Statement) which the Holders request to be registered within 20 days of the mailing of such notice by the Company, provided, however, in no event shall the Company be obligated to effect a Demand Registration unless the Holders propose to sell Registrable Securities at an aggregate price to the public of at least US$5,000,000 (calculated based on the Market Price of the Company’s Shares on the date of filing of the Demand Registration with respect to such Registrable Securities); provided, further, that the Company shall not be obligated to effect more than three Demand Registrations (except that two or more registration statements filed in response to one demand shall be counted as one Demand Registration).

(b)           If the Demand Registration is underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, then the Company shall include in such registration only the aggregate amount of Registrable Securities that the underwriter believes may be sold and shall reduce the amount of Registrable Securities to be included in such registration, first, as to the Company, second as to each of the securityholders of the Company, third as to the Holders (who are not Initiating Holders and who requested to participate in such registration pursuant to Section 4(a) hereof) as a group, if any, pro rata within each group based on the number of Registrable Securities owned by each such Holder, and fourth as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities owned by each Initiating Holder. A registration shall not be considered to be a Demand Registration under Section 4, if (i) as a result of the foregoing allocation, the Initiating Holders are not able to register and sell in the Demand Registration at least 75% of the Registrable Securities sought to be included in the Demand Registration Statement by such Holders, (ii) the gross proceeds of the securities included in the registration on behalf of the Company constitute at least 20% of the total gross proceeds of the Demand Registration; (iii) the Demand Registration Statement requested by the Initiating Holders does not become effective for any reason within 180 days of the request for Demand Registration by an Initiating Holder pursuant to Section 4(a); (iv) after the Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to such Initiating Holder and such interference is not thereafter eliminated; or (v) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by such Initiating Holders.

(c)           If any Demand Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Initiating Holders holding a majority of the Registrable Securities and be reasonably acceptable to the Company

(d)           If any holder of the Company’s securities that is not a holder of Registrable Securities under this Agreement exercises demand registration rights to have the Company register its securities under the Securities Act (a “Non-Investor Registration”) within a period of 30 days before or after the time the Holder shall have requested a Demand Registration, then the Holder's Demand Registration shall have priority over the Non-Investor Registration.

5.	Registration Procedures.

The following provisions shall apply to the Relevant Registration Statement filed pursuant to Sections 2, 3 and 4, as the case may be:

(a)           the Company shall:

(i)           prepare and file with the Commission a registration statement on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders of the Registrable Securities, and use their reasonable best efforts to cause such registration statement to become effective in accordance with Section 2(a), 3(a) or 4(a) above, as the case may be;

(ii)          before filing any Relevant Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, furnish to the Investors copies of all such documents proposed to be filed and use reasonable best efforts to reflect in each such document when so filed with the Commission such comments as the Investors reasonably shall propose within three (3) Business Days of the delivery of such copies to the Investors;

(iii)         use their reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Relevant Registration Statement and file with the Commission any other required document as may be necessary to keep such Relevant Registration Statement continuously effective until the expiration of the Effective Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Relevant Registration Statement during the Effective Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Relevant Registration Statement as so amended or such Prospectus as so supplemented;

(iv)         promptly notify the Holders of Registrable Securities (A) when such Relevant Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to such Relevant Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request, following the effectiveness of the Relevant Registration Statement, by the Commission or any other Federal or state governmental authority for amendments or supplements to the Relevant Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Relevant Registration Statement or the initiation or written threat of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the Commission to the use of a Relevant Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a “Material Event”) as a result of which any Relevant Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Relevant Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Relevant Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (F) of the determination by the Company that a post-effective amendment to the Relevant Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 5(b)), state that it constitutes a Deferral Notice, in which event the provisions of Section 5(b) shall apply or (G) at any time when a Prospectus is required to be delivered under the Securities Act, that the Relevant Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

(v)          prior to any public offering of the Registrable Securities pursuant to the Relevant Registration Statement, use their reasonable best efforts to register or qualify, or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Relevant Registration Statement; prior to any public offering of the Registrable Securities pursuant to the Relevant Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with such Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Relevant Registration Statement and the related Prospectus; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject;

(vi)         use its reasonable best efforts to prevent the issuance of, and if issued, to obtain the withdrawal of any order suspending the effectiveness of the Relevant Registration Statement or, in the event of an objection of the Commission pursuant to Rule 401(g)(2), promptly file an amendment to such Relevant Registration Statement on the proper form, and to lift any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

(vii)        upon reasonable notice, for a reasonable period prior to the filing of the Relevant Registration Statement, and throughout the Effective Period, (i) make reasonably available for inspection by a representative of the Majority Holders of the Registrable Securities being sold (and their counsel) and any underwriter (and its counsel) participating in any disposition of the Registrable Securities pursuant to such Relevant Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use reasonable best efforts to have their officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative for the Majority Holders of Registrable Securities or any such underwriter in connection with such Relevant Registration Statement;

(viii)       if requested by or on behalf of the Majority Holders of the Registrable Securities being sold in an underwriting or the managing underwriters (if any) in connection with such Relevant Registration Statement, use their reasonable best efforts to cause (i) their counsel to deliver an opinion relating to the Relevant Registration Statement and the Registrable Securities in customary form, (ii) their officers to execute and deliver all customary documents and certificates requested by or on behalf of the Majority Holders of the Registrable Securities being sold or the managing underwriters (if any) and (iii) their independent registered public accounting firm to provide a letter confirming that they are an independent registered public accounting firm within the rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act with, in the case of an amendment or supplement that includes audited financial information, such changes as may be necessary to reflect the amended or supplemented financial information.

(ix)          if reasonably requested by any Holder, promptly incorporate in a prospectus supplement or post-effective amendment to the Relevant Registration Statement such information as such Holder shall, on the basis of a written opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this Section 5(a)(ix) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

(x)           promptly furnish to each Holder, upon their request and without charge, at least one (1) conformed copy of the Relevant Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits; provided, however, that the Company shall have no obligation to deliver to Holders a copy of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company’s website;

(xi)          during the Effective Period, deliver to each Holder in connection with any sale of Registrable Securities pursuant to the Relevant Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein; and

(xii)         cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Relevant Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least two business days prior to sales of Registrable Securities pursuant to such Relevant Registration Statement.

(b)          Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Relevant Registration Statement or the initiation of proceedings with respect to the Relevant Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any Material Event as a result of which the Relevant Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any corporate development that, in the good faith business judgment of the Board of Directors of the Company (each, a “Valid Business Reason”), makes it appropriate to suspend the availability of the Relevant Registration Statement and the related Prospectus, the Company will (i) in the case of clause (B) above, subject to the third sentence of this provision, as promptly as is practicable prepare and file a post-effective amendment to such Relevant Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Relevant Registration Statement and Prospectus so that such Relevant Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered (or, to the extent permitted by law, made available) to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Relevant Registration Statement, subject to the third sentence of this provision, use reasonable best efforts to cause it to be declared effective or otherwise become effective as promptly as is practicable, and (ii) give notice to the Holders that the availability of the Relevant Registration Statement is suspended (a “Deferral Notice”).  Upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Securities pursuant to the Relevant Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the good faith business judgment of the Board of Directors, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company, but in no event more than 90 days from the date in which a Deferral Notice is required to be delivered to the Holders and (z) in the case of clause (C) above, as soon as, in the good faith business judgment of the Board of Directors, such suspension is no longer appropriate, but in no event more than 90 days from the date in which a Deferral Notice is required to be delivered to the Holders; provided that the period during which the availability of the Relevant Registration Statement and any Prospectus is suspended (the “Deferral Period”), without the Company incurring any payment obligation pursuant to Section 2(d), shall not exceed 120 days in the aggregate in any 12 month period.

(c)           Each Holder of Registrable Securities agrees that upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Relevant Registration may continue.

(d)           In the event the Staff or the Commission seeks to characterize any offering pursuant to a Relevant Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company, or in any other manner, such that the Staff or the Commission does not permit such Relevant Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and with respect to the Shelf Registration Statement, permit the continuous resale at the market by the Holders participating therein (or as otherwise may be acceptable to each Holder) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Holders (subject to the priorities set forth in the remainder of this paragraph) until such time as the Staff and the Commission shall so permit such Relevant Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce or eliminate the shares in the following manner:

First, Shares, if any, to be included by the Company.

Second, Shares, if any, to be included by each of the securityholders of the Company (other than the Holders).

Third, Shares to be included by all Holders as a group, pro rata within each group based on the number of Registrable Securities owned by such Holder; provided, however that with respect to any Demand Registration pursuant to Section 4, Holders (who are not Initiating Holders and who requested to participate in such registration pursuant to Section 4(a) hereof) shall first be reduced as a group, on a pro rata basis based on the number of Registrable Securities owned by each such Holder before Initiating Holders are reduced; provided, further, that if the inclusion of shares by a particular Holder or a particular set of Holders results in the Staff or the Commission’s “by or on behalf of the Company” offering position, the shares held by such Holder or set of Holders shall be the only shares subject to reduction (and if by a set of Holders on a pro rata basis by such Holders or on such other basis as would result in the exclusion of the least number of shares by all such Holders).

In addition, in the event that the Staff or the Commission requires any Holder seeking to sell securities under a Relevant Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Holder does not consent to being so named as an underwriter in such Relevant Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the Staff or the Commission does not require such identification or until such Holder accepts such identification and the manner thereof.  In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall thereafter use its reasonable best efforts to find alternative methods to register the Registrable Securities with the Commission for resale by any affected Holder; and (ii) in the event the Company, after conducting a pre-filing conference with the Commission, if possible, reasonably determines that it is unable to, or it is inadvisable for the Company to attempt to, register all of the Registrable Securities in a single registration statement, then the Company may elect to fulfill the registration requirements under Section 2, 3 or 4 hereof by registering the Registrable Securities in two or more Relevant Registration Statements, provided that the Company shall use its reasonable best efforts to file each subsequent Relevant Registration Statement no later than the earlier of (A) 60 days following the date on which the last of the Registrable Securities registered under the preceding Relevent Registration Statement were sold or (B) 6 months following the date on which the preceding Relevant Registration Statement was declared effective; provided, however that two or more registration statements filed in response to one demand shall be counted as one Demand Registration; provided, further, that the Company agrees to grant the special registration right under this Section 5(d) as many times as is necessary to permit the resale of all Registrable Securities.

(e)           The Company shall comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than (i) 40 days after the end of any 12-month period (or 60 days after the end of any 12-month period if such period is a fiscal year) if the Company is at such time an “accelerated filer” and (ii) 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) if the Company is not an “accelerated filer” commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Relevant Registration Statement, which statements shall cover said 12-month periods.

(f)           The Company shall provide a CUSIP number for all Registrable Securities covered by the Relevant Registration Statement not later than the initial effective date of such Relevant Registration Statement and provide the Holders and the transfer agent for the Shares with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(g)           The Company shall use its reasonable best efforts to provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.

(h)           Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Registrable Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

(i)           The Company shall enter into such customary agreements and take all such other necessary, reasonable and lawful actions in connection therewith (including those requested by the Majority Holders of the Registrable Securities covered by the Relevant Registration Statement) in order to expedite or facilitate disposition of such Registrable Securities.

6.	Holder’s Obligations.

(a)           The Company may require each Holder of Registrable Securities as to which any registration pursuant to Section 2(a), 3(a) or 4(a), as the case may be, is being effected to furnish to the Company such information regarding such Holder and such Holder’s intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act.  Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)           Each Holder further agrees not to sell any Registrable Securities pursuant to the Relevant Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchasers thereof and, following termination of the Effective Period, to notify the Company, within ten (10) business days of a request by the Company, of the amount of Registrable Securities sold pursuant to the Relevant Registration Statement and, in the absence of a response, the Company may assume that all of the Holder’s Registrable Securities were so sold.

7.	Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company’s performance of or compliance with this Agreement, including, but not limited to, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the State securities and Blue Sky laws referred to in Section 5(a)(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Relevant Registration Statement, the related Prospectus and each amendment or supplement to each of the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (d) all fees and expenses of Holders in connection with any Relevant Registration Statement, whether or not such registration statement becomes effective, (e) fees and expenses of any escrow agent or custodian, and of the registrar and transfer agent for the Shares, (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (g) all underwriting discounts and commissions and placement agent fees and commissions attributable to the sale of such Registrable Securities, and (h) fees, expenses and disbursements of any other Persons, including special experts, retained by the Company in connection with the Relevant Registration Statements (collectively, the “Registration Expenses”).  To the extent that any Registration Expenses are incurred, assumed or paid by any Holder of Registrable Securities or any underwriter or placement agent therefor, the Company shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefor.

8.	Indemnification.

(a)           The Company shall indemnify and hold harmless each Holder, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8 and Section 9 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any Blue Sky laws, any other federal or state statutory law or regulation, any applicable laws in a jurisdiction other than the United States, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any written information provided by a Holder; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final Prospectus was a result of non-compliance by the Company with Section 5.  This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

The Company also shall indemnify and hold harmless as provided in this Section 8(a) or contribute as provided in Section 8 hereof with respect to any loss, claim, damage, liability or action of each underwriter, if any, of Registrable Securities registered under the Relevant Registration Statement, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such underwriter within the meaning of the Securities Act or the Exchange Act on substantially the same basis as that of the indemnification of the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement.

(b)           Each Holder shall indemnify and hold harmless the Company and its respective affiliates, its officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(b) and Section 9 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, applicable Blue Sky laws, any other federal or state statutory law or regulation, any applicable laws in a jurisdiction other than the United States, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Relevant Registration Statement unless such liability is the direct result of the Holder's gross negligence, willful misconduct or fraud.  This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 7(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties.  Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment or if the indemnifying party has not paid the expenses and fees for which it is liable 20 days after notice by the indemnified party of request for reimbursement.  No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

(d)           The provisions of this Section 8 and Section 9 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or any of the indemnified Persons referred to in this Section 8 and Section 9, and shall survive the sale by a Holder of securities covered by the Relevant Registration Statement.

9.	Contribution.

If the indemnification provided for in Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Notes and Warrants, on the one hand, and a Holder with respect to the sale by such Holder of Registrable Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by such Holder with respect to the Securities, on the other, bear to the total gross proceeds from the sale of Securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any information contained in the relevant information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.  Notwithstanding the provisions of this Section 9, an indemnifying party that is a Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission unless such party is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) with respect to such statement or omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute pursuant to this Section 9 are several and not joint.

10.	Rule 144A and Rule 144.

So long as any Registrable Securities remain outstanding, the Company shall use its reasonable best efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s securities pursuant to Rules 144 and 144A.  The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)).  Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 11 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

11.	Miscellaneous.

(a)           Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Majority Holders.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to the Relevant Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate amount of the Registrable Securities being sold by such Holders pursuant to the Relevant Registration Statement.

(b)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

(i)           If to the Company, initially at the address set forth in the Purchase Agreement; and

(ii)           If to the Holders, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient’s telecopier machine, if sent by telecopier.

(c)           Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns. Unless otherwise provided herein, the Holders may assign their rights hereunder to any of its affiliates, provided that such assignment shall be in compliance with the Securities Act.

(d)           Counterparts.  This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)           Definition of Terms.  For purposes of this Agreement, (a) the term “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act.

(f)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(h)           Remedies.  In the event of a breach by the Company or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Section 2 hereof for which the Company has paid pursuant to Section 5 hereof), will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(i)           No Inconsistent Agreements.  Each of the Company represents, warrants and agrees that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person, except registration rights granted under that certain Common Stock Purchase Agreement dated February 9, 2006 between the Company and Bloompoint Investments Limited (it being understand that such registration rights shall be waived in a separate agreement on or prior to the date hereof) and (iii) without limiting the generality of the foregoing, without the written consent of the Majority Holders of Registrable Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

(j)            No Piggyback on Registrations.  None of the Company or any of its respective security holders (other than the Holders of Registrable Securities in such capacity) shall have the right to include any securities of the Company in the Relevant Registration Statement other than Registrable Securities.

(k)           Severability.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)            Survival.  The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such Holder.

(m)           Securities Held by the Company, etc.  Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Shares held by the Company or its affiliates (other than subsequent Holders of Shares if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Shares) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Signature Page(s) to Follow]

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NETWORK CN INC.

By:
Name:
Title:

SCULPTOR FINANCE (MD) IRELAND LIMITED

By:
Name :
Title:

SCULPTOR FINANCE (AS) IRELAND LIMITED

By:
Name:
Title:

SCULPTOR FINANCE (SI) IRELAND LIMITED

By:
Name:
Title:

OZ ASIA MASTER FUND, LTD.

By:	OZ Management LP, its Investment Manager
By:	Och-Ziff Holding Corporation, its General Partner

By:
Name:	Joel Frank
Title:	CFO

OZ ASIA MASTER FUND, LTD.

By:	OZ Management LP, its Investment Manager
By:	Och-Ziff Holding Corporation, its General Partner

By:
Name:	Joel Frank
Title:	CFO

OZ GLOBAL SPECIAL INVESTMENTS MASTER FUND, L.P.

By:	OZ Advisors LP, its General Partner
By:	Och-Ziff Holding Corporation, its General Partner

By:
Name:	Joel Frank
Title:	CFO